UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

October 28, 2024

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Tennyson Parkway, Suite 400, Plano, Texas 75024

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(469)-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2024, Sharing Services Global Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on August 28, 2024, the record date for the Annual Meeting, 376,328,885 shares of the Company’s Class A Common Stock (the “Common Stock”), 3,100,000 shares of the Series A Convertible Preferred Stock (the “Series A”), and 3,220,000 shares of the Series C Convertible Preferred Stock (the “Series C”) were outstanding and entitled to vote. Each outstanding share of Common Stock, Series A and Series C entitled the holder to one (1) vote on each matter acted upon at the Annual Meeting. The amount of issued and outstanding shares present at the Annual Meeting was sufficient to constitute a quorum.

At the Annual Meeting, the Company’s shareholders (consisting of holders of the Company’s Common Stock, Series A, and Series C) ratified the appointment by the Board of Directors of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

No other matters were proposed or voted on at the Annual Meeting.

The following table shows the vote tabulation for the matter voted upon by the shareholders and includes the holders of the Company’s Common Stock, Series A, and Series C, for this purpose voting as a single class:

Proposal 1. - Ratification of Appointment of Auditor. Proposal 1 was to ratify the appointment of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. The proposal was approved.

For	For	Against	Abstain
Ratification of Appointment of Auditor	247,341,504	1,934,691	3,829,937

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2024	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	Chief Executive Officer and
Vice Chairman of the Board of Directors